UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                              --------------------


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


             Date of Report
   (Date of Earliest Event Reported):            Commission File Number:
             July 27, 2006                               0-17449



                               PROCYON CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)

               Colorado                                 59-3280822
               --------                                 ----------
       (State of incorporation)                      (I.R.S. Employer
                                                  Identification Number)

                                 1300 S HIGHLAND
                              CLEARWATER, FL 33756
                                  727-447-2998
                                  ------------
                         (Address of principal executive
                          offices and telephone number)

                              --------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     On July 27, 2006, Procyon Corporation (the "Company") closed on the purchase of its previously leased office property located at 1300 S. Highland Ave., Clearwater, FL 33756, from G.E.A.P. Corporation, in the amount of $550,000 , pursuant to a Lease Agreement, attached hereto as Exhibit 10.1, which contains a purchase option. In addition, at the same time, the Company closed on a loan provided by Bank of America, N.A. in the amount of $508,000. The Company's promissory note to Bank of America dated July 21, 2006 is attached as Exhibit
10.2. Further, the purchase and loan were secured by a Mortgage, also dated July 21, 2006, between the Company and Bank of America, which is attached as Exhibit 10.3.


Item 8.01 Other Events

     On July 27, 2006, the Company closed on the purchase of property located at 1300 S. Highland Ave., Clearwater, FL, which the Company previously had been leasing from the seller. In addition, to fund the purchase, the Company entered into a loan evidenced by a promissory note (Exhibit 10.2) to Bank of America, N.A. in the amount of $508,000 at 7.25% interest fixed over a 15 year period. Further, the loan is secured by a Mortgage (Exhibit 10.3) between the Company and Bank of America.


Item 9.01  Financial Statements and Exhibits

     (d) Exhibits.

         Exhibit No.    Description
         -----------    -----------

        *10.1           Office Lease dated September 23, 2003.

         10.2           Promissory Note dated July 21, 2006.

         10.3           Mortgage, dated July 21, 2006.


          * Incorporated by reference to the Company's Form 10-QSB for the period ending September 30, 2003.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Procyon Corporation


Date: August 1, 2006                         By: /s/ Regina W. Anderson
                                             -----------------------------------
                                             Regina W. Anderson, Chief Executive
                                             Officer